Exhibit 10.45

AMENDMENT NO. 2 TO

COMMON STOCK PURCHASE AGREEMENT

This Amendment No. 2 (the “Amendment”) is entered into this 2nd day of May 2011 (“Amendment Effective Date”) by and between Azimuth Opportunity Ltd., an international business company incorporated under the laws of the British Virgin Islands (the “Investor”), and Affymax, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”) and amends that certain Common Stock Purchase Agreement (the “Agreement”) between the Investor and the Company dated as of September 25, 2009, as amended. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, Section 4.18(i) of the Agreement provides that the Registration Statement was declared effective by order of the Commission on May 2, 2008, the definition of “Base Prospectus” in the Agreement refers to the Company’s prospectus, dated September 25, 2009, and the definition of “Registration Statement” refers to the registration statement on Form S-3, Commission File Number 333-149772 (the “2008 Registration Statement”);

WHEREAS, the Company has sold an aggregate of $5,000,000.00 of Shares under the Agreement, and may, pursuant to the terms of the Agreement, sell to Investor up to an aggregate of an additional $55,000,000 of Shares under the Agreement;

WHEREAS, the 2008 Registration Statement will expire on May 2, 2011 in accordance with the rules and regulations of the Securities and Exchange Commission (the “Commission”);

WHEREAS, on October 2, 2009, the Company filed a universal shelf registration statement on Form S-3, Commission File Number 333-162275, to register the offer and sale of shares of Common Stock of the Company, which registration statement was declared effective by order of the Commission on October 22, 2009 (the “2009 Registration Statement”), and on March 4, 2010, the Company filed a universal shelf registration statement on Form S-3, Commission File Number 333-165220, to register the offer and sale of shares of Common Stock of the Company, which registration statement was declared effective by order of the Commission on April 22, 2010 (the “2010 Registration Statement”);

WHEREAS, the Company and the Investor desire to utilize the 2009 Registration Statement and the 2010 Registration Statement, in connection with any offer and sale of any additional shares of Common Stock under the Agreement, in lieu of the 2008 Registration Statement;

WHEREAS, the Agreement remains in full force and effect;

WHEREAS, Section 9.3 of the Agreement provides that the Agreement may be amended by a written instrument signed by the Company and the Investor; and

WHEREAS, the Company and the Investor now desire to amend the Agreement as set forth herein.

AGREEMENT

NOW THEREFORE, the parties hereto, for good and valuable consideration, the receipt of which is hereby acknowledged, hereby agree as follows:

1.             Amendment of Section 4.18(i). Effective as of the Amendment Effective Date, Section 4.18(i) of the Agreement shall be amended and restated in its entirety to read as follows:

“(i) The Company has prepared and filed with the Commission in accordance with the provisions of the Securities Act the Registration Statements, including base prospectuses relating to the Shares.  The 2009 Registration Statement was declared effective by order of the Commission on October 22, 2009.  The 2010 Registration Statement was declared effective by order of the Commission on April 4, 2010.  As of the date hereof, no stop order suspending the effectiveness of any of the Registration Statements has been issued by the Commission or is continuing in effect under the Securities Act and no proceedings therefor are pending before or, to the Company’s knowledge, threatened by the Commission.  No order preventing or suspending the use of the Prospectus or any Permitted Free Writing Prospectus has been issued by the Commission.”

2.             Amendment of “Base Prospectus” Definition. Effective as of the Amendment Effective Date, the definition of “Base Prospectus” in Section (c) of Annex A to the Agreement shall be amended and restated in its entirety to read as follows:

“(c) “Base Prospectuses” shall mean the 2009 Base Prospectus and the 2010 Base Prospectus. “2009 Base Prospectus” shall mean the Company’s prospectus, dated October 2, 2009, a preliminary form of which is included in the 2009 Registration Statement, including the documents incorporated by reference therein. “2010 Base Prospectus” shall mean the Company’s prospectus, dated March 4, 2010, a preliminary form of which is included in the 2010 Registration Statement, including the documents incorporated by reference therein.”

3.             Amendment of “Registration Statement” Definition. Effective as of the Amendment Effective Date, the definition of “Registration Statement” in Section (ccc) of Annex A to the Agreement shall be amended and restated in its entirety to read as follows:

“(ccc) “Registration Statements” shall mean the 2009 Registration Statement and the 2010 Registration Statement. “2009 Registration Statement” shall mean the Company’s registration statement on Form S-3, Commission File Number 333-162275, filed by the Company with the Commission under the Securities Act, as such 2009 Registration Statement may be amended and supplemented from time to time, including the documents incorporated by reference therein and the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act. “2010 Registration Statement” shall mean the Company’s registration statement on Form S-3, Commission File Number 333-165220, filed by the Company with the Commission under the Securities Act, as such 2010 Registration Statement may be amended and supplemented from time to time, including the documents incorporated by reference therein and the information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430A or Rule 430B under the Securities Act.”

4.             Amendment of references. Where applicable, references to Base Prospectus in the Agreement shall, as of the Amendment Effective Date, refer to the Base Prospectuses and references to Registration Statement in the Agreement shall, as of the Amendment Effective Date, refer to the Registration Statements.

4.             No other amendment.  Except as expressly set forth above, the remaining terms and conditions of the Agreement shall remain in full force and effect.

5.             Governing law. This Amendment shall be governed by and construed in accordance with the internal procedure and substantive laws of the State of Delaware, without giving effect to the choice of law provisions of such state.

6.             Counterparts. This Amendment may be executed in counterparts, all of which taken together shall constitute one and the same original and binding instrument and shall become effective when all counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officer as of the date first above written.

AFFYMAX, INC.:

By:	/s/ Herb Cross
Name: Herb Cross
Title: Chief Financial Officer

AZIMUTH OPPORTUNITY LTD.:

By:	/s/ Peter Poole
Name: Peter Poole
Title: Director